UNITED STATES DISTRICT COURT
                          FOR THE DISTRICT OF DELAWARE
------------------------------------------
                                          )
ASIA WEB HOLDINGS, INC.                   )
F/K/A ACUBID.COM, INC.,                   )
MICHAEL A. SCHAFFER,                      )
LAWRENCE, SCHAFFER AND                    )
WADDY E. STEPHENSON                       )
                                          )
                  PLAINTIFFS,             )
                                          )
                                          )
                  V.                      )        CIVIL ACTION NO. ________
                                          )
PT. JARING DATA INTERAKTIF,               )
PETER F. GONTHA, FRANCOIS GONTHA,         )
DEWI ALLICE LYDIA GONTHA,                 )
ADISATRYA SURYO SULISTO,                  )
AHMAD SIDIK MAULADI ("DICKY")             )
ISKANDAR DI NATA,                         )
ALANBERG PTE. LTD., MARLON BUNO,          )
LINCOLN STONE AND BOSKO DJORDJEVIC        )
                                          )
                  DEFENDANTS.             )
------------------------------------------)

                               VERIFIED COMPLAINT
                               ------------------

Plaintiffs Asia Web Holdings, Inc., f/k/a AcuBid.com, Inc. ("Asia Web"), Michael
A. Schaffer, Lawrence Schaffer and Waddy E. Stephenson hereby bring this action against Defendants PT. Jaring Data Interaktif, et al., who and which acted together in a conspiracy to defraud Asia Web, a publicly traded company with over 3,000 shareholders, of approximately 80% ownership in its company and approximately $900,000 dollars invested with Defendants pursuant to a stock purchase agreement. Within the last several days, Defendants have attempted to use their illegally obtained and therefore void shares in Asia Web to take control of the Company. Asia Web asserts claims against Defendants based on their repeated violations of Federal securities laws, fraudulent misrepresentation, fraudulent concealment, civil conspiracy, negligent misrepresentation, negligence, breach of fiduciary duty, breach of contract, conversion and requests both monetary and declaratory relief.

                             JURISDICTION AND VENUE
                             ----------------------

         1. This Court has subject matter jurisdiction over this action as it arises under the Securities Exchange Act of 1934, 15 U.S.C. ss.ss. 78a-78jj, Rule 10b-5 promulgated by the Securities and Exchange Commission ("SEC"), 17 CFR ss. 240.10b-5. Thus, jurisdiction is proper under both 28 U.S.C. ss.ss. 1331 and 1367, and pursuant to pendant jurisdiction.

         2. Pursuant to 28 U.S.C.ss.1391(b), venue is proper in this Court because Asia Web is a Delaware Corporation and because it appears that this action cannot be brought in any other judicial district.

                                   THE PARTIES

         3. Plaintiff Asia Web is a company incorporated in Delaware. Asia Web maintains its primary offices at 1947 Camino Vida Roble, Suite 102, Carlsbad, California. Asia Web is a web-based auction house featuring business-to-consumer and consumer-to-consumer auctions. Asia Web targets serious collectors who are knowledgeable about products and already use online auctions to buy and sell products.

         4. Plaintiff Michael A. Schaffer is a resident of California. Mr. Schaffer's address is 1947 Camino Vida Roble, Suite 102, Carlsbad, California. Mr. Schaffer is properly a director of Asia Web as well as Asia Web's Chief Executive Officer.

         5. Plaintiff Lawrence Schaffer is a resident of California. Lawrence Schaffer's address is 1947 Camino Vida Roble, Suite 102, Carlsbad, California. Lawrence Schaffer is properly Asia Web's President and a member of Asia Web's Board of Directors.

         6. Plaintiff Waddy E. Stephenson is a resident of California. Mr. Stephenson's address is 1947 Camino Vida Roble, Suite 102, Carlsbad, California. Mr. Stephenson is properly a director of Asia Web as well as Asia Web's Secretary and Vice President of Technical Development.

         7. Defendant PT. Jaring Data Interaktif ("JDI") is organized under the laws of Indonesia and maintains its primary offices at Wisma Indovision, Mezzanine Floor, JI. Raya Panjang, Z/III Green Garden, Jakarta 11520, Indonesia. JDI is an Internet and multimedia company that provides dial-up Internet services to Indonesian customers. JDI and its affiliates claim to own licenses and contracts to market a wide range of content from media sources, including television and radio stations, pay televisions and newspapers.

         8. Defendant Peter F. Gontha is a resident of Indonesia. His address is Wisma Indovision, Mezzanine Floor, JI. Raya Panjang, Z/III Green Garden, Jakarta 11520, Indonesia. At all times relevant to this Complaint, Peter Gotha was a principal of JDI and serves as JDI's President Commissioner. Upon information and belief and previously unknown to Asia Web, Peter Gontha is also affiliated with defendant Alanberg Pte. Ltd.

         9. Defendant Dewi Allice Lydia Gontha ("Dewi Gontha"), the daughter of Peter Gontha, is a resident of Indonesia. Dewi Gontha's address is Wisma Indovision, Mezzanine Floor, JI. Raya Panjang, Z/III Green Garden, Jakarta 11520, Indonesia. At all times relevant to this Complaint, Dewi Gontha served and continues to serve on JDI's Board of Directors and its Board of Commissioners and is a shareholder in JDI. Dewi Gontha also serves on the Board of Directors for Defendant Alanberg Pte. Ltd.

         10. Defendant Adisatrya Suryo Sulisto ("Sulisto") is a resident of Indonesia. Mr. Sulisto's address is Wisma Indovision, Mezzanine Floor, JI. Raya Panjang, Z/III Green Garden, Jakarta 11520, Indonesia. At all times relevant to this Complaint, Mr. Sulisto served and continues to serve on JDI's Board of Commissioners and is a shareholder in JDI. Mr. Sulisto is married to Dewi Gontha and is Peter Gontha's son-in-law.

         11. Defendant Francois Gontha, the son of Peter Gontha, is a resident of California. Francois Gontha's address is 620 Linden Dr., Beverly Hills, CA 90210. At all times relevant to this Complaint, Francois Gontha has served on the Board of Directors for defendant Alanberg Pte., Ltd and is a 50% shareholder in that entity.

         12. Defendant Ahmad Sidik Maulaudi( "Dicky") Iskandar di Nata ("di Nata") is a resident of Indonesia. Mr. di Nata's address is Wisma Indovision, Mezzanine Floor, JI. Raya Panjang, Z/III Green Garden, Jakarta 11520, Indonesia. At all times relevant to this Complaint, Mr. di Nata has served as JDI's President Director.

         13. Defendant Alanberg Pte. Ltd. ("Alanberg") is a company incorporated under the laws of Singapore. Alanberg maintains its primary offices at 20 Raffles Place, #17-00, Ocean Towers, Singapore 048620. At present, the principal business of Alanberg is unknown to Asia Web. By virtue of the transaction described herein, Alanberg claims to own 41,400,000 shares of Asia Web's common stock, having purportedly sold or otherwise conveyed 2,600,000 of the 44,000,000 shares of Asia Web's common stock that Alanberg acquired in the transaction to Kingslake Holding Pte. Ltd. Upon information and belief, Defendant Gontha and his family holds a significant ownership and/or other controlling interest in Defendant Alanberg.

         14. Upon information and belief, Defendant Marlon Buno is a resident of California. By virtue of the void and illegal actions discussed below, Mr. Buno wrongfully asserts that he is a director of Asia Web as well as its President, Chief Executive Officer and Chief Financial Officer.

         15. Defendant Lincoln Stone is a resident of California. Mr. Stone's address is 11835 West Olympic Blvd., Suite 1100, Los Angeles, California 90064. By virtue of the illegal and void actions discussed below, Mr. Stone wrongfully asserts that he is Asia Web's Secretary.

         16. Defendant Bosko Djordjevic is a resident of California. Mr. Djordjevic's address is 130 South Mapleton Drive, Los Angeles, California 90024. Mr. Djordjevic facilitated the transaction at issue in this Complaint and has acted as an agent for Defendant Gontha.

                           FACTS COMMON TO ALL COUNTS
                           --------------------------

         ASIA WEB IS APPROACHED BY JDI TO EXPAND ITS BUSINESS INTO INDONESIA
         -------------------------------------------------------------------


         17. In 1999, Asia Web desired to expand its business by gaining access to international markets including the Asian Internet market to enable it to compete in that area in the Internet and multi-media industries.

         18. In 1999, Defendant Bosko Djordjevic introduced Asia Web to Defendant Peter Gontha, who offered certain investment opportunities in which he claimed Asia Web could expand into Asian market, with particular focus on the Indonesian market. This initial contact led to a meeting in December 1999 between Asia Web representatives, including Michael Schaffer and representatives from JDI, including Defendant Peter Gontha. At this meeting, the parties discussed several possible investment opportunities for Asia Web in Indonesia, including Asia Web's possible acquisition of JDI. Defendant Gontha represented JDI as an Indonesian based integrated Internet Service and Content Provider company with a network of associated companies within the multi-media business.

         19. Thereafter, during the week of January 21-28, 2000, representatives for Asia Web, including Michael Schaffer traveled to Indonesia and met with various Defendants, including Defendants Peter Gontha, Sulisto, Marlon Buno and Bosko Djordjevic, and had further discussions, focusing upon Asia Web's acquisition of a substantial portion of JDI's stock from Sulisto and in turn, having Sulisto acquire a substantial portion of Asia Web's stock. The parties contemplated that the new business combination would offer Dial-Up and/or cable modem and satellite-based Internet services; Web development, web hosting and server co-location services; Business-to-consumer, business-to-business and consumer-to-consumer e-commerce solutions; and International and Indonesian content derived from associated companies media sources. The new business combination would also seek to expand its business in Indonesia, acquiring other similarly situated companies in that area.

         20. Negotiations continued following the January 2000 meetings. Asia Web's negotiations were conducted at various times with Defendant Peter Gontha. During these negotiations, Peter Gontha and other JDI representatives repeatedly assured and affirmatively represented to Asia Web, including Michael Schaffer, that JDI was a viable business opportunity. Financial statements provided to Asia Web by JDI indicated that, as of December 1999, JDI's total liabilities equaled $223,000.

         21. During the negotiations, JDI, through its representatives, including Defendant Peter Gontha, repeatedly assured Asia Web's representatives that Asia Web's acquisition of JDI common stock presented Asia Web with significant opportunities for growth, with the new business combination becoming a leading Internet Service Provider, content provider and e-commerce company in Asia, and in particular, Indonesia.

         THE JDI PURCHASE TRANSACTION.
         -----------------------------

         22. The January 2000 meeting in Indonesia culminated in Asia Web and JDI entering into a Memorandum of Understanding (the "MOU"). (At this time, Asia Web was known by its former name AcuBid.com, Inc.). The MOU provided that JDI had the exclusive rights to certain multimedia content, including television, radio and newspaper assets, including (a) the Indonesian Observer, one of Indonesia's two main daily newspapers and; (b) the Mandiri Online, a the first online Indonesian news service.

         23. Subsequently, as a result of the above negotiations, and based upon Defendants' representations, on or about March 24, 2000, Asia Web, non-party AcuBid Acquisition Corporation ("AcuBid"), and Defendants JDI and Sulisto, who, along with his wife, Defendant Dewi Gontha, then owned at least 90% of the issued and outstanding shares of JDI, entered into an Amended and Restated Stock Purchase Agreement (the "Purchase Agreement"), whereby Asia Web, through AcuBid, purchased 90% of the issued and outstanding shares of JDI from Mr. Sulisto and Dewi Gontha and, in exchange, Asia Web, relying on the various affirmative representations of the Defendants, issued 44,000,000 shares of Asia Web's common stock (approximately 80%), par value $.001 per share to Sulisto (the "Acquisition").

         24. Subsequently, as contemplated in the Purchase Agreement, Defendant Alanberg purported to assume all rights, duties and obligations of Sulisto under the agreement following a transfer of the 90% interest in JDI from Sulisto to Alanberg. Asia Web's representatives were told that the purpose of this portion of the transaction was for tax purposes. However, Asia Web later learned that Francois Gontha, Peter Gontha's son, holds a 50% interest in Alanberg. Thus, approximately 80% of Asia Web's stock is now held by an entity in which, unbeknownst to Asia Web at closing, the Gontha family has a significant interest and Peter Gontha controls. The transaction contemplated by the Purchase Agreement with JDI and Alanberg closed on or about June 20, 2000. (hereinafter, the entire series of transactions described above are collectively referred to as the "Transaction").

REPRESENTATIONS AND WARRANTIES MADE TO ASIA WEB BY JDI
IN THE PURCHASE AGREEMENT
-------------------------

         25. Pursuant to the Purchase Agreement, JDI made several representations and warranties to Asia Web. Section 4.6 of the Purchase Agreement, entitled "Liabilities" states:

               As of the date hereof, THERE ARE NO MATERIAL LIABILITIES, DEBT OR OBLIGATIONS OF JDI, of the type normally shown on a balance sheet (including notes thereto) in accordance with generally accepted accounting principles, whether accrued, absolute, contingent or otherwise and whether due or to become due, including, but not limited to, liabilities or obligations on account of taxes or other government charges, OTHER THAN (i) LIABILITIES DISCLOSED IN THE JDI BALANCE SHEET OR IN THE CONTRACTS OR AGREEMENTS REFERRED TO THEREIN, AND (ii) LIABILITIES INCURRED IN THE ORDINARY COURSE OF BUSINESS SINCE THE JDI BALANCE SHEET DATE NONE OF WHICH HAS BEEN MATERIALLY ADVERSE TO THE BUSINESS, OPERATIONS OR FINANCIAL CONDITION OF JDI.

(emphasis added). Further, section 8.1 of the Purchase Agreement, entitled "Representations and Warranties True; Obligations Performed" states:

               a. THE REPRESENTATIONS AND WARRANTIES MADE BY JDI AND SELLER [SULISTO] IN THIS AGREEMENT SHALL BE TRUE AND CORRECT IN ALL MATERIAL RESPECTS AT AND AS OF THE CLOSING DATE [JUNE 19, 2000] AS THOUGH SUCH REPRESENTATIONS AND WARRANTIES WERE MADE AT AND AS OF SUCH TIME, except for any changes permitted by the terms hereof and consented to by [Asia Web] and except for any matters the aggregate cumulative effect of which on the financial condition, results of operations, prospects or assets of JDI and its subsidiaries taken as a whole, is not materially adverse.

(emphasis added).

         26. Additionally, Defendant di Nata, President Director of JDI, issued an Officers' Certificate Pursuant to Amended and Restated Stock Purchase Agreement, dated June 8, 2000 (the "June 8 Certification"), which states, in relevant part:

               1. THE REPRESENTATIONS AND WARRANTIES MADE BY JDI IN THE AGREEMENT ARE TRUE AND CORRECT IN ALL MATERIAL RESPECTS AT AND AS OF THE DATE HEREOF AS THOUGH SUCH REPRESENTATIONS AND WARRANTIES WERE MADE AT AND AS OF SUCH DATE, except for any matters the aggregate cumulative effect of which on the financial condition, results of operations, prospects or assets of JDI and its subsidiaries taken as a whole, is not materially adverse;

(emphasis added).

         27. In accordance with these provisions, JDI represented and warranted to Asia Web on March 24, 2000 and again on June 8, 2000 that there had been no change in its financial condition since December 1999. As of that date, JDI listed its total liabilities as $223,000. Included in that figure were cash advances made to JDI by Dewi Gontha totaling $32,461.

         28. Also in accordance with these provisions, JDI further warranted and represented that, as of March 24, 2000 and June 8, 2000 it had not incurred additional debt beyond that listed in the December 1999 Financial Statement, except that which had been incurred under the normal course of business.

         29. Further in accordance with these provisions, JDI represented and warranted that there were no known existing or proposed laws which would adversely affect the Transaction.

         30. Finally, in accordance with these same provisions, JDI represented and warranted to Asia Web that the contracts it had with other entities, including contracts with THE INDONESIA OBSERVER and MANDIRI ONLINE were sound assets of JDI.

         ASIA WEB ADVANCES $900,000 IN JDI FOR WORKING CAPITAL AND OTHER PURPOSES, WHICH FUNDS ARE INSTEAD FUNNELED TO ENTITIES OWNED AND/OR CONTROLLED BY PETER GONTHA.
         ---------------------------

         31. On April 25, 2000, subsequent to the execution of the Purchase Agreement but prior to Closing, Asia Web provided JDI with $200,000 in working capital. JDI's representatives specifically assured Asia Web that JDI would utilize these funds for operating costs. Defendant Bosko Djordjevic also urged Asia Web to provide JDI with these funds. In deciding to provide these amounts, Asia Web relied upon Defendants' assurances.

         32. Asia Web provided JDI with an additional $500,000 in working capital on July 13, 2000. Once again, JDI's representatives, including Defendants Peter Gontha and di Nata, specifically assured Asia Web that JDI would utilize these funds for operating costs. In deciding to provide these amounts, Asia Web relied upon Defendants' assurances.

         33. On August 4, 2000, Asia Web wired an additional $200,000 to JDI which was to be used as a loan to a company called Pacomnet, an entity owned and/or controlled by Defendant Peter Gontha and Defendant di Nata's son. The loan was at 10% interest, with Asia Web having the option on September 10, 2000 to either call the loan, or invest $1.5 million in Pacomnet. JDI was to facilitate the transfer of Asia Web's funds to Pacomnet. However, on information and belief, JDI never transferred the funds to Pacomnet. On September 10, 2000, when Asia Web called in the loan, Defendant di Nata (not a representative of Pacomnet) responded via email, stating that Asia Web was not entitled to the funds.

         34. Despite Defendants' representations that $700,000 provided by Asia Web would be utilized as working capital and that $200,000 would be sent to Pacomnet, and without Asia Web's authorization, JDI did not use the funds for these purposes. Rather, upon information and belief, based upon numerous emails between Michael Shaffer on the one hand, and Peter Gontha and others associated with Alanberg on the other, Peter Gontha and Dewi Gontha misused the funds, with the explicit approval of di Nata, to repay companies which they owned or control for significant advances those companies had made to JDI, unbeknownst to Asia Web, leaving JDI without sufficient capital to operate its business.

         35. Indeed, Asia Web discovered in late July 2000 that, despite JDI's representation to Asia Web in both the March 24, 2000 Purchase Agreement and June 8 Certification, that JDI's financial situation had not changed since December 1999 and that it had not increased its business expenses, and despite Asia Web's funding JDI with over $700,000 in working capital, JDI's total liabilities had increased dramatically, from $223,000 to $1,690,000. By September 2000, JDI was asking Asia Web for still more funds, stating that its business was in jeopardy.

                ASIA WEB PROVIDES DEFENDANT GONTHA WITH $100,000
           FOR INVESTMENT IN A BROKERAGE ACCOUNT CONTROLLED BY GONTHA
           ----------------------------------------------------------

         36. Finally, in March 2000, Asia Web invested $100,000 in a brokerage account named Mesana, which was controlled by Peter Gontha. However, these funds were never invested. As a result, in August 2000, Asia Web demanded a return of the funds. In response, Peter Gontha returned $66,000, claiming that the additional $34,000 was lost due to "currency devaluation."

         TWO WEEKS AFTER COMPLETION OF THE PURCHASE AGREEMENT, THE INDONESIAN GOVERNMENT ISSUES A PROCLAMATION OUTLAWING FOREIGN OWNERSHIP IN MULTI-MEDIA COMPANIES
         ----------------------

         37. On or about July 20, 2000, the Government of Indonesia issued Presidential Decree No. 96/2000 (the "Decree"). The Decree had the effect of restricting foreign companies from investing in Indonesian multi-media and Internet companies. Thus, the Decree prevented Asia Web from further investing in JDI and from further expansion in the Indonesian marketplace, which was Asia Web's primary reason for entering into the Transaction. (In August 2000, the Indonesian Government subsequently revoked its restriction on foreign ownership of Internet companies; however the restriction on foreign ownership of certain media companies remains).

         38. Upon information and belief, based upon their actions in requesting and converting Asia Web's funds for their own purposes, Defendant Peter Gontha and other Defendants were aware of the Decree and its disastrous effect upon the Transaction. However, and despite the representations and warranties contained in the Purchase Agreement and June 8 Certification, these Defendants failed to disclose the Decree's pendancy to Asia Web. Indeed, upon information and belief, it was this knowledge that prompted Peter Gontha to pressure Asia Web into concluding the transaction by mid-June 2000, only a few weeks prior to the Government's announcement of the Decree. Had Asia Web known about the Decree, it would never have entered into the Transaction.

         39. By law, the Decree's effect made the Transaction impossible and it was therefore void. The 44,000,000 Asia Web shares issued to Defendant Alanberg is therefore cancelled.

         DEFENDANT ALANBERG PURPORTS TO ACT BY WRITTEN CONSENT WRONGFULLY REMOVING CERTAIN ASIA WEB'S BOARD MEMBERS AND OFFICERS.
         -------------------------------------------------------

         40. On or about November 6, 2000, Asia Web held a meeting of its Board of Directors. After consideration of information that management had gathered, Asia Web's board concluded that, on or about July 20, 2000, as a result of Defendants' fraud and the effect of the Decree, which completely frustrated the purpose of the Transaction, the transaction was void. The Board of Directors subsequently passed a Resolution, dated November 8, 2000, to cancel the 44,000,000 shares Defendant Alanberg had received from the Transaction.

         41. Notwithstanding the fact that its 44,000,000 shares are void, on or about November 8, 2000, Defendant Alanberg executed an "Action by Written Consent of Stockholder of Asia Web Holdings, Inc." purporting to remove Michael Schaffer and Waddy Stephenson from Asia Web's Board of Directors. Further, Defendant Marlon Buno, an individual affiliated with Defendant Gontha was nominated as a new director.

         42. Also on or about November 8, 2000, this illegally constituted Asia Web Board of Directors held a "special meeting," purporting to remove Michael Shaffer as Asia Web's CEO, Larry Schaffer as Asia Web's President and Waddy Stephenson as Asia Web's Secretary and Vice President of Technical Development. The alleged new directors further purported to appoint Defendant Marlon Buno as Asia Web's President, Chief Executive Officer and Chief Financial Officer. The alleged new directors also purported to appoint Defendant Lincoln Stone as Secretary.

         43. Because Alanberg obtained its shares in Asia Web as a part of an overall scheme and artifice to defraud Asia Web, all actions undertaken by Defendant Alanberg and those persons allegedly appointed by Defendant Alanberg are null and void.

                                     COUNT I
                                     -------
                (SECURITIES FRAUD IN VIOLATION OF RULE 10b-5 AND
            SECTION 10(b) OF THE SECURITIES AND EXCHANGE ACT OF 1934
   AGAINST DEFENDANTS PETER GONTHA, AHMAD SIDIK MAULAUDI ("DICKY") ISKANDAR DI NATA, DEWI ALLICE LYDIA GONTHA, ADISATRYA SURYO SULISTO, JDI AND ALANBERG)

         44. Asia Web repeats and incorporates by reference the allegations in paragraphs 1-43.

         45. The Transaction and Asia Web's subsequent investment of approximately 80% of its stock and over $900,000 in a common enterprise with the expectation of profits from the management and efforts of the above-named Defendants, are securities under the Securities Exchange Act of 1934 and subject to the coverage of Section 10(b) of that Act and Securities Exchange Commission Rule 10b-5.

         46. In connection with the acts and conduct alleged herein, Defendants JDI, Peter Gontha, Dewi Gontha, Sulisto, di Nata and Alanberg, directly and indirectly, used the mails and instrumentalities of interstate commerce to engage in fraudulent acts or acts in furtherance of a fraudulent scheme within the United States. Specifically, these Defendants employed a fraudulent scheme or artifice, and made misrepresentations and conveyed fraudulent documents directly related to the fraudulent scheme, using the mails, telephone and facsimile facilities, and other instrumentalities of interstate commerce within the United States. This conduct was fraudulent, or at the very least, a necessary element to further the overall fraudulent scheme. Defendants JDI, Alanberg, Peter Gontha and di Nata created and sent by instrumentalities of interstate commerce correspondence and communications to persuade and to reassure Asia Web that the Transaction was legitimate, that its investment was safe, and that the transaction would provide profits to Asia Web.

         VIOLATION OF RULE 10b-5(a)
         --------------------------


         47. Defendants JDI, Alanberg Peter Gontha, Dewi Gontha, Sulisto and di Nata knowingly, recklessly and intentionally employed, directly or indirectly, a device, scheme or artifice to defraud Asia Web in connection with the Transaction and Asia Web's continued providing of over $900,000 to JDI. These Defendants, acting individually and as agents for one another, employed a fraudulent scheme pursuant to which Asia Web entered into the Transaction and provided in excess of $900,000 to JDI in order to realize a profit based on the management and efforts of the Defendants. Asia Web relied on the representations made by these Defendants, the legitimacy of the Transactions and the potential for profits from the management and efforts of JDI by the Defendants. Asia Web sustained damages as a direct and foreseeable cause of the device, scheme or artifice because the Transaction underlying the securities was a fabrication. This conduct violates SEC Rule 10b-5(a).

         VIOLATION OF RULE 10b-5(b)
         --------------------------

         48. Defendants Alanberg JDI, Peter Gontha, Dewi Gontha, Sulisto and di Nata, knowingly, recklessly and intentionally made, directly or indirectly, untrue statements of material fact in connection with the Transaction, the overall investment scheme and Asia Web's subsequent funding of $900,000 in JDI. These Defendants and/or their agents, acting individually and as agents for one another, made misrepresentations and false statements relating to virtually every aspect of the fraudulent investment scheme. The misrepresentations and false statements include, but are not limited to, the following:

                  (a) That as of March 24, 2000, JDI was in sound financial condition, had a debt of only $230,000 at the time of closing and was solvent when, by that date, JDI's liabilities had increased dramatically;

                  (b) That as of June 8, 2000, JDI was in sound financial condition, had a debt of only $230,000 at the time of closing and was solvent when, by that date, JDI's liabilities had increased dramatically, even from March 24;

                  (c) That as of March 24, 2000, the only cash advances made by a related party was $32,461 made by defendant Dewi Gontha when, by that date, defendants Peter Gontha and Dewi Gontha had caused companies which they owned and or controlled to advance to JDI hundreds of thousands of dollars in cash advances;

                  (d) That as of June 8, 2000, the only cash advances made by a related party was $32,461 made by defendant Dewi Gontha when, by that date, defendants Peter Gontha and Dewi Gontha had caused companies which they owned and or controlled to advance to JDI hundreds of thousands of dollars in cash advances;

                  (e) That as of March 24, 2000 there were no laws or decrees pending which would adversely affect the Transaction when by that date defendant Peter Gontha was already aware of the Decree's pendancy;

                  (f) That as of June 8, 2000 there were no Indonesian laws or decrees pending which would adversely affect the Transaction when by that date defendant Peter Gontha was already aware of the Decree's pendancy;

                  (g) That the $900,000 provided to JDI by Asia Web would be utilized for operating costs; and

         49. These Defendants and/or their agents, acting individually and as agents for one another, made these misrepresentations before and during the closing of the Transaction. Asia Web relied on the misrepresentations of these Defendants, would not have entered into the Transaction had it known the true nature of these misrepresentations and subsequently and suffered damages as a direct result of their falsity. Defendants' conduct violates SEC Rule 10b-5(b).

         50. In connection with Asia Web's entry into the Transaction and continued investment of over $900,000 in JDI, Defendants JDI, Alanberg, Peter Gontha, Dewi Gontha, Sulisto and di Nata knowingly, recklessly and intentionally made, directly or indirectly, omissions of material fact when those facts were necessary in order to make the statements made not misleading in light of the circumstances. These Defendants and/or their agents, acting individually and as agents for one another, had a fiduciary duty imposed by the MOU, the Purchase Agreement and the June 8 Certification, or other implied at law duty to Asia Web which required each of those defendants to correct or otherwise not omit material facts necessary in order to make the statements made by them or another defendant not misleading. Nonetheless, these Defendants failed to disclose to Asia Web the following material facts:

                  (a) That as of March 24, 2000 JDI's liabilities had increased dramatically;

                  (b) That as of June 8, 2000 JDI's liabilities had increased dramatically, even from March 24;

                  (c) That as of March 24, 2000, defendants Peter Gontha and Dewi Gontha had caused companies which they owned and or controlled to advance to JDI hundreds of thousands of dollars in cash advances;

                  (d) That as of June 8, 2000, defendants Peter Gontha and Dewi Gontha had caused companies which they owned and or controlled to advance to JDI hundreds of thousands of dollars in cash advances;

                  (e) That as of March 24, 2000 the Decree limiting foreign ownership of companies involved in the multi-media business was pending;

                  (f) That as of June 8, 2000 the Decree limiting foreign ownership of companies involved in the multi-media business was pending;

                  (g) That Peter Gontha, through his family members, specifically his son, Defendant Francois Gontha, has a controlling interest in Defendant Alanberg.

         51. Asia Web relied on the truthfulness of the statements made and the omissions, which were necessary in order to make the statements made not misleading in light of the circumstances. Asia Web would not have entered into the Transaction had it been aware of these omissions and suffered damages as a direct result of their falsity. Defendants' conduct violates SEC Rule 10b-5(b).

         VIOLATION OF RULE 10b-5(c)
         --------------------------

         52. Defendants JDI, Alanberg, Peter Gontha, Dewi Gontha, Sulisto and di Nata knowingly, recklessly and intentionally engaged in acts, practices and a course of business which operated as a fraud and/or deceit upon Asia Web in connection with the Transaction and its continued investment in JDI. These Defendants structured a complex transaction, many of the material elements of which had any basis in fact, to defraud Asia Web of its investment. As a course of business over several months, these Defendants engaged in numerous fraudulent acts and practices to persuade Asia Web to enter into the Transaction. The conduct, misrepresentations and promises made by these Defendants prevented Asia Web from learning of the extent of the fraudulent conduct and delayed its decision to seek the return of its investment. Asia Web relied on the acts, practices and course of business of these Defendants, on the existence of the Transaction and on an investment scheme that offered profits from the management and efforts of the defendants. Asia Web suffered damages as a direct and proximate result of these Defendants' fraudulent and dishonest conduct, practices and course of business. This conduct violates SEC Rule 10b-5(c).

WHEREFORE, Plaintiffs respectfully request that this Court grant the following relief:

                  (a) Compensatory damages in such amount to be proven at trial;

                  (b) The imposition of a constructive trust over Defendants' business;

                  (c) Such other preliminary or permanent equitable relief as may be necessary to secure the voiding of the Transaction;

                  (d) Punitive damages;

                  (e) Attorneys' fees and costs;

                  (f) A declaration that the Transaction is void or voidable;
         and

                  (g) Such other relief as the Court deems appropriate, including the relief requested in Count X under Subchapter VII, ss. 225 of the Delaware General Corporate Law.

                                    COUNT II
                                    --------
        (FRAUDULENT MISREPRESENTATION, OR IN THE ALTERNATIVE, NEGLIGENT MISREPRESENTATION AGAINST DEFENDANTS PETER GONTHA, AHMAD SIDIK MAULAUDI
("DICKY") ISKANDAR DI NATA, DEWI ALLICE LYDIA GONTHA, - ADISATRYA SURYO SULISTO,
                           BOSKO DJORDJEVIC AND JDI)

         53. Plaintiffs repeat and incorporate by reference the allegations in paragraphs 1-52.

         54. Defendants JDI, Peter Gontha, Dewi Gontha, Sulisto, di Nata and Djordjevic acted together, with knowledge thereof, as part of a common scheme to defraud Asia Web of 80% of its stock, the $700,000 it provided to JDI for working capital and an additional $200,000 provided to JDI for transfer to Pacomnet. As part of this scheme to defraud, these Defendants knowingly and intentionally, or with reckless disregard, made numerous material misrepresentations to plaintiff Asia Web, including but not limited to the representations identified SUPRA.

55. Reasonably relying on Defendants' representations, Asia Web entered into the Transaction. 56. As a direct result of its reasonable reliance on Defendants' fraudulent misrepresentations, Asia Web has suffered severe damages, including a loss of 80% of its stock and more than $900,000.

         57. Because Defendants fraudulently induced Asia Web to enter into the Transaction, Asia Web is entitled to a voiding of the Transaction, return of its stock, and the $900,000 it provided to JDI, plus interest. Because Defendants obtained Asia Web's stock and funds through fraudulent means and continue to refuse to identify the location of Asia Web's funds, Asia Web is entitled to the imposition of a constructive trust and/or such other preliminary or permanent equitable relief as may be necessary to secure the return and to prevent the further dissipation and waste of Asia Web's investment.

         58. Because of Defendants' willful, wanton and reckless conduct, Asia Web is also entitled to punitive damages. WHEREFORE, Plaintiffs respectfully request that this Court grant the following relief:

                  (a) Compensatory damages in such amount to be proven at trial;
                  (b) The imposition of a constructive trust over Defendants' business;
                  (c) Such other preliminary or permanent equitable relief as may be necessary to secure the voiding of the Transaction;
                  (d) Punitive damages;
                  (e) Attorneys' fees and costs;
                  (f) A declaration that the Transaction is void or voidable;
         and
                  (g) Such other relief as the Court deems appropriate, including the relief requested in Count X under Subchapter VII, ss. 225 of the Delaware General Corporate Law.

                                    COUNT III
                                    ---------
                     (FRAUDULENT INDUCEMENT AND CONCEALMENT
   AGAINST DEFENDANTS PETER GONTHA, AHMAD SIDIK MAULAUDI ("DICKY") ISKANDAR DI NATA, DEWI ALLICE LYDIA GONTHA, ADISATRYA SURYO SULISTO AND BOSKO DJORDJEVIC)

         59. Plaintiffs repeat and incorporate by reference the allegations in paragraphs 1-58.

         60. Upon entering into the MOU and subsequently the Purchase Agreement, Defendants Peter Gontha, Dewi Gontha, Sulisto, Bosko Djordjevic and di Nata owed a duty to communicate material facts to Asia Web. This duty arose as a result of their representations to be acting on behalf of Asia Web and what should have been in a fiduciary capacity.

         61. Defendants Peter Gontha, Dewi Gontha, Sulisto and di Nata knowingly and intentionally failed to inform the plaintiff that the Transaction which Asia Web believed itself to be entering was in fact not the legitimate investment which Asia Web believed it to be, but, as described in detail above, was instead a sham transaction that was intended merely to defraud Asia Web and convert Asia Web's stock and money.

         62. Defendants Peter Gontha, Dewi Gontha, Sulisto and di Nata knowingly and intentionally failed to inform Asia Web:

                  (a) That as of March 24, 2000 JDI's liabilities had increased dramatically;

                  (b) That as of June 8, 2000 JDI's liabilities had increased dramatically, even from March 24;

                  (c) That as of March 24, 2000, defendants Peter Gontha and Dewi Gontha had personally or caused companies which they owned and or controlled to advance to JDI hundreds of thousands of dollars in cash advances;

                  (d) That as of June 8, 2000, defendants Peter Gontha and Dewi Gontha had personally or caused companies which they owned and or controlled to advance to JDI hundreds of thousands of dollars in cash advances;

                  (e) That as of March 24, 2000 the Decree limiting foreign ownership of companies involved in the multi-media business was pending;

                  (f) That as of June 8, 2000 the Decree limiting foreign ownership of companies involved in the multi-media business was pending;

                  (g) That Peter Gontha, through his family members, has a controlling interest in Defendant Alanberg and that Alanberg is an alter ego of Peter Gontha.

         63. Asia Web was unaware of these material facts, and could not have discovered these facts through the exercise of reasonable diligence.

         64. Asia Web justifiably relied on these Defendants to communicate these material facts.

         65. As a direct result of Defendants' fraudulent omissions and concealment, Asia Web has suffered severe damages, including a loss of 80% of its stock and more than $900,000.

         66. Because Defendants fraudulently induced Asia Web to enter into the Transaction, Asia Web is entitled to voiding of the Transaction, return of its stock, and the $900,000 it provided to JDI, plus interest. Because Defendants obtained Asia Web's stock and funds through fraudulent means and continue to refuse to identify the location of Asia Web's funds, Asia Web is entitled to the imposition of a constructive trust and/or such other preliminary or permanent equitable relief as may be necessary to secure the return and to prevent the further dissipation and waste of Asia Web's investment.

         67. Because of Defendants' willful, wanton and reckless conduct, Asia Web is also entitled to punitive damages. WHEREFORE, Plaintiffs respectfully request that this Court grant the following relief:

                  (a) Compensatory damages in such amount to be proven at trial;

                  (b) The imposition of a constructive trust over Defendants' business;

                  (c) Such other preliminary or permanent equitable relief as may be necessary to secure the voiding of the Transaction;

                  (d) Punitive damages;

                  (e) Attorneys' fees and costs;

                  (f) A declaration that the Transaction is void or voidable;
         and

                  (g) Such other relief as the Court deems appropriate, including the relief requested in Count X under Subchapter VII, ss. 225 of the Delaware General Corporate Law.

                                    COUNT IV
                                    --------
     (CONVERSION AGAINST DEFENDANTS PETER GONTHA, DEWI ALLICE LYDIA GONTHA, ADISATRYA SURYO SULISTO, AHMAD SIDIK MAULADI ISKANDAR DI NATA, BOSKO DJORDJEVIC
                                    AND JDI)

         68. Plaintiffs repeat and incorporate by reference the allegations in paragraphs 1-67.

         69. Defendants together, knowingly and intentionally, conspired and participated in a scheme to assume possession of over $900,000 that rightfully belongs to Asia Web.

         70. As a direct and proximate result of Defendants' conspiracy and actions, Asia Web provided over $900,000 to Defendant JDI. Defendants have retained and used these funds wrongfully, for their own purposes.

         71. Defendants, in violation of their obligation to use Asia Web's funds for advancing JDI's business, wrongfully used these funds to benefit themselves and other entities, including, but not limited to, entities owned and/or controlled by Defendants Peter Gontha, Dewi Gontha, Francois Gontha and Sulisto. On several occasions, Asia Web has asked Defendants to return its investment, but Defendants have refused to do so.

72. As a direct result of Defendants' conversion, Asia Web has suffered severe damages, including a loss of more than $900,000.

         73. Defendants, by continuing together to exercise dominion and control over Asia Web's funds, and failing to return them to Asia Web despite its repeated demands, have intentionally converted these funds to their own use. Especially because of the willful nature of the conversion, which included depositing the $900,000 earmarked for use by JDI as working capital or for transfer to Pacomnet, into other entities owned and/or controlled by Defendant Peter Gontha, and because of the conspiracy to conceal the conversion, Asia Web is entitled to the imposition of a constructive trust and/or such other preliminary or permanent equitable relief as may be necessary to secure the return and to prevent the further dissipation and waste of Asia Web's investment.

         74. Because of Defendants' willful, wanton and reckless conduct, Asia Web is also entitled to punitive damages.

WHEREFORE, Plaintiffs respectfully request that this Court grant the following relief:

                  (a) Compensatory damages in such amount to be proven at trial;

                  (b) The imposition of a constructive trust over Defendants' business;

                  (c) Such other preliminary or permanent equitable relief as may be necessary to secure the voiding of the Transaction;

                  (d) Punitive damages;

                  (e) Attorneys' fees and costs;

                  (f) A declaration that the Transaction is void or voidable;
         and

                  (g) Such other relief as the Court deems appropriate, including the relief requested in Count X under Subchapter VII, ss. 225 of the Delaware General Corporate Law.

                                     COUNT V
                                     -------
    (CIVIL CONSPIRACY TO COMMIT FRAUD AGAINST DEFENDANTS PETER GONTHA, AHMAD SIDIK MAULAUDI ("DICKY") ISKANDER DI NATA, DEWI ALLICE LYDIA GONTHA, ADISATRYA
               SURYO SULISTO, BOSKO DJORDJEVIC, ALANBERG AND JDI)

         75. Plaintiffs repeat and incorporate by reference the allegations in paragraphs 1-74.

         76. Defendants together intended to defraud Asia Web by causing Asia Web to invest in the Transaction and provide an additional $900,000 through a fraudulent scheme described SUPRA.

         77. There was a meeting of the minds among Defendants as to the object and common course of action -- I.E. the fraudulent scheme to defraud Asia Web of its investment described SUPRA. Defendants intended to engage in the same fraudulent scheme, produced false documents setting forth details on the fraudulent scheme and acted in a common course of action to defraud Asia Web.

         78. Each Defendant undertook unlawful and fraudulent acts to further the overall fraudulent scheme as described in detail SUPRA. As a direct and proximate cause of the conspiracy among Defendants, Asia Web suffered damages, including a loss of control of 80% of its stock as well as its further investment in excess of $900,000 dollars. Because Defendants conspired to fraudulently obtain Asia Web's investment in the Transaction and to conceal the whereabouts of Asia Web's $900,000 investment, Asia Web is entitled to the imposition of a constructive trust and/or such other preliminary or permanent equitable relief as may be necessary to secure the return and prevent the dissipation and waste of Asia Web's funds.

         79. Because of Defendants' willful, wanton and reckless conduct, Asia Web is also entitled to punitive damages.

WHEREFORE, Plaintiffs respectfully request that this Court grant the following relief:

                  (a) Compensatory damages in such amount to be proven at trial;

                  (b) The imposition of a constructive trust over Defendants' business;

                  (c) Such other preliminary or permanent equitable relief as may be necessary to secure the voiding of the Transaction;

                  (d) Punitive damages;

                  (e) Attorneys' fees and costs;

                  (f) A declaration that the Transaction is void or voidable;
         and

                  (g) Such other relief as the Court deems appropriate, including the relief requested in Count X under Subchapter VII, ss. 225 of the Delaware General Corporate Law.

                                    COUNT VI
                                    --------
                        (BREACH OF FIDUCIARY DUTY AGAINST
                DEFENDANTS PETER GONTHA, DICKY ISKANDER DI NATA,
              DEWI ALLICE LYDIA GONTHA AND ADISATRYA SURYO SULISTO)

         80. Plaintiffs repeat and incorporate by reference the allegations in paragraphs 1-79.

         81. By virtue of the Transaction, in which Asia Web purportedly became a 90% shareholder in JDI, Defendants Peter Gontha, Dicky Iskander di Nata, Dewi Allice Lydia Gontha and Adisatrya Suryo Sulisto were believed to be in a position of a fiduciary, having a duty, created by their undertaking, to act in good faith, with due care, and primarily for Asia Web's benefit in matters connected with the investment.

         82. By participating in a scheme to defraud Asia Web and convert Asia Web's money to their own use, these Defendants breached these fiduciary duties to Asia Web.

         83. Defendants Peter Gontha, Dicky Iskander di Nata, Dewi Allice Lydia Gontha and Adisatrya Suryo Sulisto have acted fraudulently, recklessly, or, in the alternative, negligently in their dealings with Asia Web. The fraudulent, reckless, or, negligent acts of these Defendants breached their fiduciary duties owed to Asia Web.

         84. As a direct and proximate result of these Defendants' breaches of their fiduciary duties, Asia Web conveyed 80% of its common stock (which for reasons previously stated is a void transaction) and $900,000 to these Defendants. As a result of these Defendants' breach of fiduciary duties, Asia Web is entitled to the imposition of a constructive trust and/or such other preliminary or permanent equitable relief as may be necessary to secure the return and prevent the dissipation and waste of Asia Web's funds.

         85. As a direct result of Defendants' breaches of their fiduciary duties, Asia Web has suffered severe damages, including a loss of 80% of its stock and more than $900,000.

         86. Because of Defendants' willful, wanton and reckless conduct, Asia Web is also entitled to punitive damages.

WHEREFORE, Plaintiffs respectfully request that this Court grant the following relief:

                  (a) Compensatory damages in such amount to be proven at trial;

                  (b) The imposition of a constructive trust over Defendants' business;

                  (c) Such other preliminary or permanent equitable relief as may be necessary to secure the voiding of the Transaction;

                  (d) Punitive damages;

                  (e) Attorneys' fees and costs;

                  (f) A declaration that the Transaction is void or voidable;
         and

                  (g) Such other relief as the Court deems appropriate, including the relief requested in Count X under Subchapter VII, ss. 225 of the Delaware General Corporate Law.

                                   COUNT VII
                                   ---------
                   (BREACH OF CONTRACT AGAINST DEFENDANT JDI)

         87. Plaintiffs repeat and incorporate by reference the allegations in paragraphs 1-86.

         88. In the Purchase Agreement and in the June 8 Certification, JDI made several representations and warranties concerning its financial condition. Specifically, those representations and warranties are recited SUPRA.

         89. As explained in detail SUPRA, this information was incorrect as of the March 24, 2000 Purchase Agreement, the June 8, 2000 Certification and the June 19 Closing. By providing incorrect information relating to its financial condition, JDI breached the contractual obligations JDI owes to Asia Web pursuant to the Purchase Agreement.

         90. JDI's breach of the Purchase Agreement has directly and proximately caused damage to Asia Web.

         91. Recision of the Purchase Agreement is appropriate in this case because there is no adequate remedy at law and failure to rescind the Purchase Agreement will cause grave and serious harm to Asia Web.

WHEREFORE, Plaintiffs respectfully request that this Court grant the following relief:

                  (a) Compensatory damages in such amount to be proven at trial;

                  (b) The imposition of a constructive trust over Defendants' business;

                  (c) Such other preliminary or permanent equitable relief as may be necessary to secure the voiding of the Transaction;

                  (d) Punitive damages;

                  (e) Attorneys' fees and costs;

                  (f) A declaration that the Transaction is rescinded; and

                  (g) Such other relief as the Court deems appropriate, including the relief requested in Count X under Subchapter VII, ss. 225 of the Delaware General Corporate Law.

                                   COUNT VIII
 (IMPOSSIBILITY AND IMPRACTICABILITY OF PERFORMANCE AND FRUSTRATION OF PURPOSE)

         92. Plaintiffs repeat and incorporate by reference the allegations in paragraphs 1-91.

         93. The parties agreed that the primary purpose of the Transaction was for Asia Web and JDI to do business in Indonesia as a multi-media and Internet company, with those entities continuing to expand in the Indonesian market by acquiring other similarly situated entities.

         94. The Decree, which prevents foreign ownership of multi-media companies, was an event not contemplated by the Parties and completely frustrates the purpose of the Transaction and as a matter of law, rendered the Transaction void as of July 20, 2000.

         95. The Purchase Agreement in this case is void or voidable otherwise grave and serious harm be suffered by Asia Web and each and every one of its 3,000 owners of its publicly traded shares.

WHEREFORE, Plaintiffs respectfully request that this Court grant the following relief:

                  (a) Compensatory damages in such amount to be proven at trial;

                  (b) The imposition of a constructive trust over Defendants' business;

                  (c) Such other preliminary or permanent equitable relief as may be necessary to secure the voiding of the Transaction;

                  (d) Punitive damages;

                  (e) Attorneys' fees and costs;

                  (f) A declaration that the Transaction is void or voidable;
         and

                  (g) Such other relief as the Court deems appropriate, including the relief requested in Count X under Subchapter VII, ss. 225 of the Delaware General Corporate Law.

                                    COUNT IX
                                    --------
                             (DECLARATORY JUDGMENT)

         96. Plaintiffs repeats and incorporates the allegations of paragraphs 1-95.

         97. This is a claim for Declaratory Judgment under 28 U.S.C.ss.2201.

         98. Defendant Alanberg obtained its shares in Asia Web through the fraud and conspiracy set forth above. Therefore, those shares should be declared void and cancelled.

         99. Alternatively, Defendant Alanberg's shares became void on July 20, 2000 when the President of Indonesia issued the Decree, which had the effect of restricting foreign companies from investing in Indonesian multi-media and Internet companies and completely frustrating the purpose of the Transaction.

         100. An actual case or controversy exists as to the validity of the November 8, 2000 Written Consent by Alanberg purporting to terminate Michael A. Schaffer and Waddy E. Stephenson as directors and purporting to appoint Defendant Marlon Buno as director.

         101. Further, an actual case or controversy exists as to the validity of the November 8, 2000 Resolution allegedly passed by the new board of directors "chosen" by Alanberg purporting to, INTER ALIA, remove Michael A. Schafffer, Lawrence Schaffer and Waddy E. Stephenson as Asia Web's lawful Officers and further purporting to appoint Defendants Marlon Buno and Lincoln Stone as officers. Litigation is imminent and inevitable and, in the absence of declaratory relief by this Court, the destruction of Asia Web's business virtually certain as well as irreparable harm to the value of the shares held by its 3,000 shareholders.

         102. A declaratory judgment by the Court indicating that the November 8, 2000 Resolutions are invalid and that Asia Web's board of directors and officers are rightfully those persons who maintained those positions prior to November 8, 2000 will terminate this controversy between the parties.

         WHEREFORE, Plaintiff Asia Web respectfully requests that the Court:

         A. Issue interim injunctive relief pending a determination on the merits of this case that Asia Web's directors and officers are those persons that were directors and officers prior to November 8, 2000 or, alternatively, issue interim relief that Asia Web's directors and officers cannot take any actions on behalf of Asia Web other than in the ordinary course of business.

         B. Declare that the November 6, 2000 Resolution passed by Asia Web's Board of Directors is valid.

         C. Declare that the November 8, 2000 Action by Written Consent and Resolution are invalid;

         D. Declare that Defendant Marlon Buno is not a director or officer of Asia Web and that Defendant Lincoln Stone is not an officer of Asia Web.

         E. Declare that Asia Web's board of directors and officers are properly those persons who held those offices prior to November 8, 2000, namely Michael Schaffer as Director and Chief Executive Officer, Lawrence Schaffer as President and Waddy Stephenson as Director, Secretary, and Vice President of Technical Development.

         F. Award Asia Web its costs incurred in this matter, including its reasonable attorneys' fees, and;

         G. Order such further relief as may be deemed just and proper by this Court, including the relief requested in Count X under Subchapter VII, ss. 225 of the Delaware General Corporate Law.

                                     COUNT X
                                     -------
  (RELIEF UNDER SUBCHAPTER VII, SS. 225 OF THE DELAWARE GENERAL CORPORATE LAW)

         103. Plaintiffs repeat and incorporate the allegations of paragraphs 1-102.

         104. Defendant Alanberg obtained its shares in Asia Web through the fraud and conspiracy set forth above.

         105. Alternatively, Defendant Alanberg's shares became void on July 20, 2000 when the President of Indonesia issued the Decree, which had the effect of restricting foreign companies from investing in Indonesian multi-media and Internet companies and completely frustrating the purpose of the Transaction.

         106. As a result, Plaintiffs contest the validity of Defendant Buno's position as an Asia Web director and its new President and Chief Executive Officer. Plaintiffs further contest Defendant Stone's positions as Asia Web's new Secretary.

         107. The November 8, 2000 Action by Written Consent allegedly executed by Alanberg purporting to terminate Michael A. Schaffer and Waddy E. Stephenson as Asia Web's lawful directors and further purporting to appoint Defendant Marlon Buno as a director is invalid.

         108. Further, the November 8, 2000 Resolution allegedly passed by Asia Web's illegally constituted board of directors "chosen" by Alanberg purporting to, INTER ALIA, remove Michael A. Schaffer, Lawrence Schaffer and Waddy E. Stephenson as Asia Web's lawful officers and further purporting to appoint Defendants Marlon Buno and Lincoln Stone as officers is invalid.

                  109. The Court should declare that Asia Web's board of directors and officers are rightfully those persons who maintained those positions prior to November 8, 2000.

         WHEREFORE, Plaintiff Asia Web respectfully requests that, pursuant to Subchapter VII, ss. 225 of the Delaware Corporate Laws, the Court:

         A. Issue interim relief pending a determination on the merits of this case that Asia Web's directors and officers are those persons that were directors and officers prior to November 8, 2000 or, alternatively, issue interim relief that Asia Web's directors and officers cannot take any actions on behalf of Asia Web other than in the ordinary course of business.

         B. Declare that the November 6, 2000 Resolution passed by Asia Web's Board of Directors is valid.

         C. Declare that the November 8, 2000 Action by Written Consent and Resolution are invalid;

         D. Declare that Defendant Marlon Buno is not a director or officer of Asia Web and that Defendant Lincoln Stone is not an officer of Asia Web.

         E. Declare that Asia Web's board of directors and officers are properly those persons who held those offices prior to November 8, 2000, namely Michael Schaffer as Director and Chief Executive Officer, Lawrence Schaffer as President and Waddy Stephenson as Director, Secretary, and Vice President of Technical Development.

         F. Award Asia Web its costs incurred in this matter, including its reasonable attorneys' fees, and;

         G. Order such further relief as may be deemed just and proper by this Court.

                                    COUNT XI
                                    --------
                   (CONVERSION AGAINST DEFENDANT PETER GONTHA)

         110. Plaintiffs repeat and incorporate by reference the allegations in paragraphs 1-109.

         111. By refusing to return the entire amount of funds provided to him for use in the Mesana brokerage account, as set forth in Paragraph 36 above, Defendant Peter Gontha knowingly and intentionally participated in a scheme to assume possession of over $34,000 that rightfully belongs to Asia Web.

         112. As a direct and proximate result of Peter Gontha's actions, Asia Web provided JDI with $100,000 for investment in the Mesana brokerage account. However, Defendant Peter Gontha failed to invest the funds. When Asia Web demanded a return of the $100,000, Defendant Peter Gontha returned only $66,000, retaining using $34,000 of these funds wrongfully, for his own purposes.

         113. Defendant Peter Gontha, in violation of his obligation to Asia Web, wrongfully used $34,000 to benefit himself and other entities controlled by him. On several occasions, Asia Web has demanded that Peter Gontha return this amount, but Peter Gontha has refused to do so.

         114. As a direct result of Defendants' conversion, Asia Web has suffered damages, including a loss of $34,000.

         115. By continuing together to exercise dominion and control over Asia Web's funds, and failing to return them to Asia Web despite its repeated demands, Defendant Peter Gontha has intentionally converted these funds to his own use.

         116. Because of Defendants' willful, wanton and reckless conduct, Asia Web is also entitled to punitive damages.

WHEREFORE, Plaintiffs respectfully request that this Court grant the following relief:

                  (a) Compensatory damages in such amount to be proven at trial;

                  (b) Punitive damages;

                  (c) Attorneys' fees and costs; and

                  (d) Such other relief as the Court deems appropriate.

Of Counsel:                                    Respectfully submitted,


                                               /s/ Fred L. Cottrell
                                               -----------------------------
Read K. McCaffrey                              Fred L. Cottrell
Benjamin G. Chew                               Jeffrey L. Mayer
Edward S. Wisneski                             RICHARDS, LAYTON & FINGER
PATTON BOGGS LLP                               One Rodney Square
2550 M Street, N.W.                            P.O. Box 551
Washington, D.C. 20037                         Wilmington, DE 19899
Telephone : (202) 457-6000                     Telephone : (302) 651-7525
Facsimile: (202) 457-6315                      Facsimile : (302) 658-6548

                                               Attorneys for Plaintiff
                                               Asia Web Holdings, Inc.


Dated: November 13, 2000

                                  VERIFICATION
         I have reviewed the foregoing Complaint and attest that the facts stated therein are true and correct to the best of my knowledge.



                                               /s/ Michael Schaffer
                                               ---------------------------------
                                               Michael Schaffer, President
                                               Asia Web Holdings, Inc.



Subscribed and Sworn to before me this ____ day of November, 2000.



                                               ---------------------------------
                                               Notary Public